UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2014

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 918-573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 19, 2014, The Williams Companies, Inc. (the “Company”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.	Other Events.

On June 19, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) of $1.25 billion aggregate principal amount of its 4.550% Senior Notes due 2024 (the “2024 Notes”) and $650 million aggregate principal amount of its 5.750% Senior Notes due 2044 (the “2044 Notes” and collectively with the 2024 Notes, the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 to this report.

The Offering has been registered under the Securities Act, pursuant to a registration statement on Form S-3 (Registration No. 333-181644) of the Company (the “Registration Statement”), and the prospectus supplement dated June 19, 2014 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 20, 2014. The Offering is expected to close on June 24, 2014. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Offering pursuant to the Registration Statement is filed as Exhibit 5.1 to this report.

The Notes will be issued pursuant to an Indenture (the “Base Indenture”), dated as of December 18, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture (the “Supplemental Indenture”), to be dated as of June 24, 2014, between the Company and the Trustee. The 2024 Notes and the 2044 Notes will each be represented by a global security, which are included as exhibits to the Supplemental Indenture. The form of Supplemental Indenture and the forms of the 2024 Notes and 2044 Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2014, by and among The Williams Companies, Inc. and Barclays Capital Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Second Supplemental Indenture, to be dated June 24, 2014, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 4.550% Senior Notes due 2024 (included in Exhibit 4.1).

4.3	Form of 5.750% Senior Notes due 2044 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Offering.

99.1	Press release dated June 19, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

/s/ William H. Gault
Name: William H. Gault
Title: Assistant Secretary

DATED: June 23, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2014, by and among The Williams Companies, Inc. and Barclays Capital Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Second Supplemental Indenture, to be dated June 24, 2014, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.2	Form of 4.550% Senior Notes due 2024 (included in Exhibit 4.1).

4.3	Form of 5.750% Senior Notes due 2044 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Offering.

99.1	Press release dated June 19, 2014.